UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 20, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited (HKEx)
RMB Shares, par value $0.0001 per share**	688235	The Science and Technology Innovation Board of the Shanghai Stock Exchange (STAR)
*Included in connection with the registration of the American Depositary Shares ("ADSs") with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on the HKEx.
**The RMB shares are ordinary shares of the company issued to permitted investors in the People’s Republic of China and listed and traded on the STAR in Renminbi. The RMB shares are not listed for trading in the United States or on the HKEx and are not fungible with the ordinary shares listed on the HKEx or the ADSs representing the ordinary shares listed on NASDAQ, and in no event will any RMB shares be able to be converted into the ordinary shares listed on the HKEx or the ADSs listed on NASDAQ, or vice versa.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 20, 2022, BeiGene, Ltd. ("the Company") issued a press release announcing that the Center for Drug Evaluation (CDE) of the China National Medical Products Administration (NMPA) has accepted a supplemental new drug application (sNDA) for BeiGene’s BTK inhibitor BRUKINSA® (zanubrutinib) as a treatment for adult patients with Waldenström’s macroglobulinemia (WM). A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On January 24, 2022, the Company issued a press release announcing positive findings from the global Phase 3 RATIONALE 305 trial of tislelizumab versus placebo in combination with chemotherapy as a first-line treatment for patients with locally advanced, unresectable or metastatic gastric or gastroesophageal junction (G/GEJ) adenocarcinoma. At the interim analysis, tislelizumab in combination with chemotherapy met the primary endpoint of overall survival (OS) in patients with PD-L1 expression, with additional follow-up needed to confirm OS benefits in the intention-to-treat (ITT) population. The safety profile of tislelizumab was consistent with that observed in previous trials, with no new safety signals identified with the addition of chemotherapy. A copy of this press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Acceptance of a Supplemental New Drug Application in China for BRUKINSA (zanubrutinib) in Waldenström’s Macroglobulinemia," issued by BeiGene, Ltd. on January 20, 2022.

99.2
Press Release titled "BeiGene Announces Positive Findings from Phase 3 Trial of Tislelizumab in Combination with Chemotherapy in First-Line Gastric or Gastroesophageal Junction Cancer," issued by BeiGene, Ltd. on January 24, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Acceptance of a Supplemental New Drug Application in China for BRUKINSA (zanubrutinib) in Waldenström’s Macroglobulinemia", issued by BeiGene, Ltd. on January 20, 2022.

99.2
Press Release titled "BeiGene Announces Positive Findings from Phase 3 Trial of Tislelizumab in Combination with Chemotherapy in First-Line Gastric or Gastroesophageal Junction Cancer", issued by BeiGene, Ltd. on January 24, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: January 25, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel